[LOGO]                                                Sunset Road - P.O. Box 397
FMS                                                   Burlington, NJ 08016-7249
FINANCIAL CORPORATION                                 Telephone (609) 386-2400
--------------------------------------------------------------------------------



                            FMS FINANCIAL CORPORATION

For Immediate Release
---------------------

         April 22, 2003

For Further Information Contact:  (609) 386-2400
-------------------------------

         Craig W. Yates, President
         Channing L. Smith, Vice President and Chief Financial Officer

FMS FINANCIAL REPORTS 1ST QUARTER EARNINGS


Burlington,  New Jersey, (April 22, 2003) - FMS Financial  Corporation,  (NASDAQ
Symbol: "FMCO") today reported quarterly net income of $1,839,923 or $.28 diluted earnings per share for the quarter ended March 31, 2003 as compared to net income of $2,052,582 or $.30 diluted earnings per share for the same period in 2002.

Net interest income after provision for loan losses increased to $8.1 million for the quarter ended March 31, 2003 compared to $8.0 million for the same period in 2002. Total interest income decreased to $13.4 million during the first quarter of 2003 from $14.3 million during the first quarter in 2002. Total interest expense decreased to $5.3 million during the first quarter of 2003 from $6.3 million for the same period in 2002. The decreases in interest income and interest expense are due primarily to lower market interest rates.

Total assets were $1.2 billion and deposits totaled $838.6 million at March 31, 2003. Non-performing loans at March 31, 2003 amounted to $2.8 million or 0.75% of total loans. The allowance for loan losses was $4.4 million at March 31, 2003 or 153% of non-performing loans. Core, tangible and risk-based capital continue to exceed all regulatory requirements.

FMS Financial Corporation is the holding company for Farmers & Mechanics Bank which, with branch openings in Willingboro-Route 130, Hamilton Wal*Mart and Florence, operates thirty-nine banking offices in Burlington, Camden and Mercer Counties, New Jersey.


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
FMS FINANCIAL CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        March 31, 2003         December 31, 2002
                                                                                         (Unaudited)
--------------------------------------------------------------------------------------------------------------------------------

ASSETS
--------------------------------------------------------------------------------------------------------------------------------
     Cash and due from banks                                                        $         33,189,157    $        41,497,691
     Interest-bearing deposits                                                                         0                 12,252
     Short term funds                                                                         32,143,150             46,900,403
                                                                                  -----------------------   --------------------

        Total cash and cash equivalents                                                       65,332,307             88,410,346
     Investment securities held to maturity                                                  214,374,955            164,227,126
     Investment securities available for sale                                                140,237,231            118,612,961
     Loans, net                                                                              374,081,474            361,674,400
     Mortgage-backed securities held to maturity                                             318,607,995            342,122,678
     Accrued interest receivable:
        Loans                                                                                  1,629,535              1,560,272
        Mortgage-backed securities                                                             2,012,486              2,175,776
        Investments                                                                            1,954,003              1,543,610
     Federal Home Loan Bank stock                                                             11,809,620             12,061,720
     Real estate held for development, net                                                             0                 87,926
     Real estate owned, net                                                                      500,775                291,200
     Premises and equipment, net                                                              30,832,581             29,092,970
     Deferred income taxes                                                                     2,224,937              2,972,572
     Prepaid expenses and other assets                                                         1,654,043              1,005,822
     Trust Capital securities issue costs, net                                                   698,538                717,999
     Excess of cost over fair value of assets acquired                                         1,315,158                      0

                                                                                  -----------------------     ------------------
TOTAL ASSETS                                                                        $      1,167,265,638    $     1,126,557,378
                                                                                  =======================   ====================

LIABILITIES AND STOCKHOLDERS' EQUITY
-----------------------------------------------------------------------------------------------------------------------------------

Liabilities:
     Deposits                                                                       $        838,610,293    $       800,340,222
     Securities sold under agreements to repurchase                                          225,000,000            225,000,000
     Advances from the Federal Home Loan Bank                                                 11,191,047             11,232,103
     Trust Capital Securities - FMS Statutory Trust 1                                         25,000,000             25,000,000
     Advances by borrowers for taxes and insurance                                             2,287,383              2,049,813
     Accrued interest payable                                                                  1,335,721              1,383,054
     Dividends payable                                                                           193,914                193,914
     Other liabilities                                                                         4,518,296              3,720,453
                                                                                  -----------------------   --------------------
     Total liabilities                                                                     1,108,136,654          1,068,919,559
                                                                                  -----------------------   --------------------

Commitments and contingencies
Stockholders' Equity:
     Preferred stock - $.10 par value 5,000,000 shares  authorized;  none issued
     Common stock - $.10 par value 10,000,000 shares authorized; shares issued 7,949,809 and 7,949,809 and shares outstanding 6,463,811
        and 6,463,811 as of March 31, 2003 and December 31, 2002, respectively                   794,981                794,981
     Paid-in capital in excess of par                                                          8,279,525              8,279,525
     Accumulated other comprehensive income - net of deferred income taxes                     1,061,210              1,216,053
     Retained earnings                                                                        59,879,848             58,233,840
     Less:  Treasury stock (1,485,998 and 1,485,998 shares, at cost, as of
        March 31, 2003 and December 31, 2002, respectively)                                  (10,886,580)           (10,886,580)
                                                                                  -----------------------   --------------------
Total stockholders' equity                                                                    59,128,984             57,637,819
                                                                                  -----------------------   --------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                          $      1,167,265,638    $     1,126,557,378
                                                                                  =======================   ====================

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
FMS FINANCIAL CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
                                                                                                Three Months ended
                                                                                                     March 31,
                                                                                    ---------------------------------------
                                                                                            2003                 2002
---------------------------------------------------------------------------------------------------------------------------
INTEREST  INCOME:                                                                                  (Unaudited)
Interest income on:
     Loans                                                                          $        6,225,726   $       6,356,484
     Mortgage-backed securities                                                              4,536,145           4,298,315
     Investments                                                                             2,670,324           3,656,647
                                                                                    -------------------  ------------------
Total interest income                                                                       13,432,195          14,311,446
                                                                                    -------------------  ------------------

INTEREST EXPENSE:
Interest expense on:
     Deposits                                                                                2,601,214           3,925,331
     Long term debt                                                                            331,567             285,833
     Borrowings                                                                              2,342,200           2,095,853
                                                                                    -------------------  ------------------
Total interest expense                                                                       5,274,981           6,307,017
                                                                                    -------------------  ------------------

NET INTEREST INCOME                                                                          8,157,214           8,004,429
PROVISION FOR LOAN LOSSES                                                                       60,000               3,000
                                                                                    -------------------  ------------------

NET INTEREST INCOME AFTER PROVISION
    FOR LOAN LOSSES                                                                          8,097,214           8,001,429
                                                                                    -------------------  ------------------

OTHER INCOME (EXPENSE):
     Loan service charges and other fees                                                        23,814              28,010
     Gain on sale of real estate held for development, net                                     600,780                   0
     Gain on sale of loans                                                                          29                  75
     Loss on disposal of fixed assets                                                         (141,151)                  0
     Real estate owned operations, net                                                          (6,830)             (7,854)
     Service charges on accounts                                                             1,071,897             864,788
     Other income                                                                               23,353              84,620
                                                                                    -------------------  ------------------
Total other income                                                                           1,571,892             969,639
                                                                                    -------------------  ------------------

OPERATING EXPENSES:
     Salaries and employee benefits                                                          3,823,402           3,448,686
     Occupancy and equipment                                                                 1,328,515           1,106,408
     Purchased services                                                                        674,025             614,898
     Federal deposit insurance premiums                                                         32,196              30,978
     Professional fees                                                                         177,716             198,213
     Advertising                                                                               115,611              83,202
     Other                                                                                     482,161             313,554
                                                                                    -------------------  ------------------

Total operating expenses                                                                     6,633,626           5,795,939
                                                                                    -------------------  ------------------

INCOME BEFORE INCOME TAXES                                                                   3,035,480           3,175,129

INCOME TAXES                                                                                 1,195,557           1,122,547
                                                                                    -------------------  ------------------

NET INCOME                                                                           $       1,839,923   $       2,052,582
                                                                                    ===================  ==================

BASIC EARNINGS PER COMMON SHARE                                                      $            0.28   $            0.31
                                                                                    ===================  ==================

DILUTED EARNINGS PER COMMON SHARE                                                    $            0.28   $            0.30
                                                                                    ===================  ==================

Dividends declared per common share                                                  $            0.03   $            0.03
                                                                                    ===================  ==================

Weighted average common shares outstanding                                                   6,463,811           6,717,670
Potential dilutive effect of the exercise of stock options                                      40,116              18,098
                                                                                    -------------------  ------------------
Adjusted weighted average common shares outstanding                                          6,503,927           6,735,768
                                                                                    ===================  ==================